UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(formerly BANKERS TRUST COMPANY)

(Exact name of trustee as specified in its charter)

New York	13-4941247
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

One Columbus Circle
New York, New York	10019
(Address of principal	(Zip Code)
executive offices)

Deutsche Bank Trust Company Americas

Attention: Mirko Mieth

Legal Department

One Columbus Circle 19th Floor

New York, New York 10019

(212) 250 – 1663

(Name, address and telephone number of agent for service)

HALEON PLC
(Exact name of registrant as specified in its charter)

England and Wales	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Building 5, First Floor, The Heights, Weybridge, Surrey,
KT13 0NY, United Kingdom
Tel: +44 1932 959500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Haleon US Capital LLC
(Exact name of registrant as specified in its charter)

Delaware	87-1460855
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

184 Liberty Corner Road, Suite 200

Warren, NJ 07059

Tel. No.: +1 908-293-4000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Haleon UK Capital plc
(Exact name of registrant as specified in its charter)

England and Wales	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Building 5, First Floor, The Heights, Weybridge, Surrey,
KT13 0NY, United Kingdom
Tel: +44 1932 959500
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Haleon US Capital LLC
184 Liberty Corner Road, Suite 200,
Warren NJ 07059, United States
Telephone: +1 908 293 4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

John Horsfield-Bradbury
Sullivan & Cromwell LLP
1 New Fetter Lane
London EC4A 1AN, United Kingdom
Tel.: +44 20 7959 8900

Bjarne P. Tellmann
Senior Vice President and General Counsel
Haleon plc
Building 5, First Floor, The Heights,
Weybridge, Surrey, KT13 0NY,
United Kingdom
Tel: +44 1932 959500

Debt Securities
(Title of the Indenture securities)

Item 1.	General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

Not Applicable.

Item 3. -15.	Not Applicable

Item 16.	List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 31, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998; Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 18, 1998;Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 3, 1999; and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated March 14, 2002, incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 2 -	Certificate of Authority to commence business, incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 4 -	A copy of existing By-Laws of Deutsche Bank Trust Company Americas, incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-271647.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-201810.

Exhibit 7 -	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 13th day of June, 2023.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Robert Peschler
Robert Peschler
Vice President